Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of February 1, 2011, by and among Voyager Oil & Gas, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A.            The Company and each Purchaser is executing and delivering this agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission under the Securities Act.

B.            The Company desires to issue and sell up to 12,500,000 units (the “Units”), with each unit consisting of (i) one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (which shares of Common Stock shall be referred to herein as the “Shares”), and (ii) one-half of a warrant exercisable for one share of Common Stock, in substantially the form attached hereto as Exhibit A (which warrants shall be collectively referred to herein as the “Warrants”).

C.            Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of Shares set forth below such Purchaser’s name on the signature page of this Agreement, and (ii) Warrants to acquire up to that number of additional shares of Common Stock equal to 50.0% of the number of Shares purchased by such Purchaser (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants, the “Warrant Shares”).

D.            The Company has engaged Canaccord Genuity Inc. as lead agent and representative of the syndicate of placement agents (the “Placement Agents”) for the offering of the Shares and the Warrants on a “best efforts” basis.

E.             Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Shares under the Securities Act and applicable state securities laws.  The Warrants will also include certain demand registration rights.

NOW, THEREFORE, IN CONSIDERATION of the premises and the mutual promises, representations, warranties, covenants, conditions and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I.

DEFINITIONS

1.1     Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge,

threatened in writing against or affecting the Company or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 144.  With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Agents’ Representative” means Canaccord Genuity Inc., as representative of the Placement Agents.

“Board of Directors” has the meaning set forth in Section 2.2(a)(vi).

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Certificate of Incorporation” has the meaning set forth in Section 2.2(a)(vi).

“Closing” means the closing of the purchase and sale of the Shares and the Warrants pursuant to this Agreement.

“Closing Date” means the Business Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied, or such other date as the parties may agree.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” has the meaning set forth in the Recitals, and also includes any securities into which the Common Stock may hereafter be reclassified or changed.

“Company Counsel” means Fredrikson & Byron, P.A.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Company’s Knowledge” means with respect to any statement made to the knowledge of a party, that the statement is based upon the actual knowledge, after reasonable inquiry, of the executive officers of such party having responsibility for the matter or matters that are the subject of the statement.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Delaware Courts” means the state and federal courts sitting in the City of Wilmington, State of Delaware.

“Disclosure Materials” means the Confidential Private Placement Memorandum and the SEC Reports, together with this Agreement and the Schedules to this Agreement (if any).

“DTC” has the meaning set forth in Section 4.1(c).

“Effective Date” means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

“Environmental Laws” has the meaning set forth in Section 3.1(l).

“Equity Incentive Plan” means (i) any equity incentive, stock option or similar plan and (ii) any other agreement, arrangement, understanding or other document pursuant to which the Company is obligated to grant or issue Common Stock, including any securities or instruments convertible into, exchangeable for or that otherwise entitles the holder thereof to receive Common Stock, to current or former employees in connection with their services to the Company, in each case adopted or approved by a majority of the non-employee members of the board of directors of the Company or a majority of the members of a committee of non-employee directors established.

“Escrow Agent” has the meaning set forth in Section 2.1(b).

“Escrow Amount” has the meaning set forth in Section 2.1(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company on a consistent basis during the financial periods involved.

“Grant Date” has the meaning set forth in Section 3.1(gg).

“Intellectual Property” has the meaning set forth in Section 3.1(r).

“Irrevocable Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit E, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, or preemptive right.

“Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiary or (iii) any material adverse impairment to the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document; except any adverse effect related to or resulting from (A) general business or economic conditions affecting the industry in which the Company or the Subsidiary operates, (B) national or international political or social conditions, including the engagement by the United States in hostilities or the escalation thereof, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or the escalation of any military or terrorist attack upon the United States, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States, (C) financial, banking, or securities markets (including any disruption thereof and any decline in the price of any security or any market index), (D) changes in GAAP, (E) changes in laws, rules, regulations, orders, or other binding directives issued by any governmental entity, (F) the taking of any action contemplated by this Agreement or the other agreements contemplated hereby or the announcement of this Agreement, the other agreements contemplated hereby or the transactions contemplated hereby or thereby or (G) any existing event, occurrence, or circumstance with respect to which Purchaser has knowledge as of the date hereof (including any matter set forth in the Schedules to this Agreement).

“Material Permits” has the meaning set forth in Section 3.1(p).

“Outside Date” means five Business Days following the date of this Agreement.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Press Release” has the meaning set forth in Section 4.7.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the OTC Bulletin Board.

“Purchase Price” means $4.00 per Unit, for an aggregate Purchase Price of $50,000,000.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).

“Required Approvals” has the meaning set forth in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Schedules” has the meaning set forth in Section 3.1.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(vii).

“Securities” mean the Shares, the Warrants and the Warrant Shares issued pursuant to this Agreement.

“Securities Act” has the meaning set forth in the recitals.

“Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

“Subscription Amount” means with respect to each Purchaser, the aggregate amount to be paid for the Shares and the related Warrants purchased hereunder as indicated on such Purchaser’s signature page to this Agreement next to the heading “Purchase Price (Subscription Amount)”.

“Subsidiary” means Plains Energy Investments, Inc., a Nevada corporation, and any other entity in which the Company, directly or indirectly owns equity or similar interests.

“Trading Affiliate” has the meaning set forth in Section 3.2(g).

“Trading Market” means whichever of the New York Stock Exchange, the NYSE Amex Equities Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the Schedules and exhibits attached hereto, the Warrants, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Wells Fargo Shareowner Services or any successor transfer agent for the Company.

“Warrants” has the meaning set forth in the recitals to this Agreement.

ARTICLE II.

PURCHASE AND SALE

2.1     Closing.  (a)  Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Shares of Common Stock equal to the quotient resulting from dividing (i) the Subscription Amount for such Purchaser, as indicated below such Purchaser’s name on the signature page of this Agreement by (ii) the Purchase Price, rounded down to the nearest whole Share. In addition, each Purchaser shall receive a Warrant to purchase a number of Warrant Shares equal to 50.0% of the number of Shares purchased by such Purchaser, as indicated below such Purchaser’s name on the signature page of this Agreement, rounded down to the nearest whole Warrant Share. The Warrants shall have an exercise price equal to 150% of the Purchase Price and a call option providing the Company the right to call the Warrants for cancellation (and providing for a 10-day exercise period) in the event the closing price per share of the Company’s Common Stock on the Company’s Principal Trading Market equals or exceeds 200% of the exercise price for 10 consecutive Business Days.

(b)           Each Purchaser must complete and return a duly executed, unaltered copy of this Agreement (including without limitation the completed Accredited Investor Questionnaire and the Stock Certificate Questionnaire included as Exhibits C-1 and C-2 hereto, respectively) to the Agents’ Representative. The Company retains complete discretion to accept or reject any subscription unless and until the Company executes a counterpart to this Agreement that includes such Purchaser’s signature.  On the Closing Date and prior receipt of stock certificates and warrant certificates, each Purchaser shall deposit the amount of readily available funds equal to such Purchaser’s Subscription Amount by wire transfer of immediately available funds to the Company pursuant to the Company’s written wire instructions.

(c)           The Closing shall be held at a date and time designated by the Company and the Placement Agents prior to 11:59 p.m. prevailing Eastern time on the Outside Date.  The Closing shall occur at the offices of the Company Counsel, located at 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

2.2           Closing Deliveries.   (a)       On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser the following (the “Company Deliverables”):

(i)            prior to Closing, certificates representing the Shares;

(ii)           this Agreement, duly executed by the Company;

(iii)          the Registration Rights Agreement, duly executed by the Company;

(iv)          a Warrant, executed by the Company and registered in the name of such Purchaser as set forth on the Stock Certificate Questionnaire included as Exhibit C-2 hereto, pursuant to which such Purchaser shall have the right to acquire such number of Warrant Shares equal to 50.0% of the number of Shares issuable to such Purchaser pursuant to Section 2.1(a), rounded down to the nearest whole Warrant Share, on the terms set forth therein;

(v)           a legal opinion of Company Counsel, in the form attached hereto as Exhibit D, executed by such counsel and addressed to the Purchasers and the Placement Agents;

(vi)          duly executed Irrevocable Transfer Agent Instructions acknowledged in writing by the Transfer Agent;

(vii)         a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the board of directors of the Company (the “Board of Directors”) approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the certificate of incorporation and by-laws of the Company, (c) certifying the current versions of the certificate of incorporation and by-laws of the Subsidiary, each as amended to date, and (d) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company;

(viii)        the Compliance Certificate referred to in Section 5.1(h);

(ix)           a certificate evidencing the formation and good standing of (i) the Company in the State of Delaware issued by the Secretary of State (or comparable office), as of a date within three (3) days of the Closing Date; and

(x)            a certificate evidencing the formation and good standing of (i) the Subsidiary in the State of Nevada issued by the Secretary of State (or comparable office), as of a date within three (3)  days of the Closing Date; and

(xi)           a certified copy of the certificate of Incorporation of the Company as certified by the Secretary of State of the State of Delaware within three (3) days of the Closing Date.

(xii)          a certified copy of the certificate of incorporation of the Subsidiary as certified by the Secretary of State of the State of Delaware within three (3)  days of the Closing Date.

(b)           At Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i)            this Agreement, duly executed by such Purchaser;

(ii)           upon prior receipt of stock certificates and warrants, its Subscription Amount, in United States dollars and in immediately available funds, in the amount set forth as the “Purchase Price (Subscription Amount)” indicated below such Purchaser’s name on the applicable signature page hereto by wire transfer to an account designated in writing by the Company for such purpose, as set forth on Exhibit F attached hereto;

(iii)          the Registration Rights Agreement, duly executed by such Purchaser;

(iv)          a fully completed and duly executed Selling Security Holder Notice and Questionnaire in the form attached as Annex B to the Registration Rights Agreement; and

(v)           a fully completed and duly executed Accredited Investor Questionnaire and Stock Certificate Questionnaire in the forms attached hereto as Exhibits C-1 and C-2, respectively (or such other form as reasonably acceptable to the Company).

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1     Representations and Warranties of the Company.  The Company hereby represents and warrants to the Purchasers and to the Placement Agents that, except as set forth in the Company’s disclosure schedules delivered herewith (the “Schedules”):

(a)           Organization and Qualification.  Each of the Company and the Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted.  Each of the Company and the Subsidiary is not in violation of any of the provisions of its Certificate of Incorporation, by-laws or other organizational or charter documents.  The Company owns all of the issued and outstanding equity interests of the Subsidiary. Other than with respect to the Subsidiary, the Company does not directly or indirectly own any security or beneficial interest in any other Person (including through joint venture or partnership agreements) or have any interest in any other Person. Each of the Company and the Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to have, individually or in the aggregate, resulted in a Material Adverse Effect, and no Action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)           Authorization; Enforcement; Validity.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares and the Warrants and the subsequent issuance of the Warrant Shares upon exercise of the Warrants) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals.  Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application. There are no stockholder agreements, voting agreements, or other similar arrangements with respect to the Company’s capital stock to which the Company is a party.

(c)           No Conflicts.  The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Shares and the reservation for issuance and issuance of the Warrant Shares) do not and will not (i) conflict with or violate any provision of the Company’s certificate of incorporation, by-laws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii), such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(d)           Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Securities), other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Shares and the Warrants and the listing of the Shares and Warrant Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby (except as disclosed on Schedule 3.1(d)), (v) the filings required in accordance with Section 4.7 of this Agreement and (vi) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

(e)           Issuance of the Securities.  The Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders.  The Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. The Warrant Shares issuable upon exercise of the Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents and the Warrants, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders.  Assuming the accuracy of the representations and warranties of the

Purchasers in this Agreement, the Securities will be issued in compliance with applicable federal and state securities laws.  The Company shall, so long as any of the Warrants are outstanding, take all action reasonably necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the exercise of the Warrants, all of the Warrant Shares issuable upon exercise of the Warrants.

(f)            Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of its Common Stock and 20,000,000 shares of its preferred stock, par value $0.001 per share (the “Preferred Stock”) As of the date hereof, the issued and outstanding shares of capital stock of the Company consisted of 45,344,431 shares of Common Stock and no shares of Preferred Stock.  All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company.  Except as specified in the most recent SEC Report on Form 10-K or 10-Q or as contemplated by the Transaction Documents: (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company; (iii) there are no outstanding securities or instruments of the Company or which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (iv) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (v) the Company has no liabilities or obligations required to be disclosed in the SEC Report but not so disclosed in the SEC Report, other than those incurred in the ordinary course of the Company’s businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.

(g)           SEC Reports.  The Company is a publicly held company, subject to the reporting obligations of Section 13 or 15(d) of the Exchange Act, and its Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. All reports of the Company filed with the Commission pursuant to the Securities Act or Exchange Act (including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) complied in all material respects with the requirements of the Securities Act and Exchange Act, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h)           Financial Statements.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement).  Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. No other information provided by or on behalf of the Company to the Purchasers which is not included in the SEC Reports contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

(i)            Tax Matters.                             The Company (i) has accurately and timely prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such tax, assessment, charge or return would not result in a Material Adverse Effect.  There are no unpaid taxes in any material amount claimed to be due by the Company by the taxing authority of any jurisdiction.

(j)            Material Changes.  Since the date of the latest audited financial statements included within the SEC Reports and except as disclosed in a subsequent SEC Report filed prior to the date of this Agreement, (i) there have been no events, occurrences or developments that have had or that could reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company) and (v) the Company has not issued any equity securities to any executive officer, director or Affiliate, except pursuant to an Equity Incentive Plan or executive and director corporate arrangements disclosed in the SEC Reports and (vi) there has not been any material change or amendment to, or any waiver of any material right under, any contract under which the Company or any of their assets is bound or subject. Except for the issuance of the Securities contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its business, properties, operations or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one Business Day prior to the date that this representation is made.

(k)           Environmental Matters.  To the Company’s Knowledge, the Company and the Subsidiary (i) is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) does not own or operate any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and (iv) is not subject to any claim relating to any Environmental Laws; which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company’s Knowledge, threatened investigation that might lead to such a claim. The Company has not assumed (whether expressly or by operation of law), undertaken, provided an indemnity with respect to, or to the Company’s Knowledge, otherwise become subject to, any liability arising out of

Environmental Laws (including without limitation any obligation for corrective action, remedial action, or closure) of any other Person.  Except for any liability that would not reasonably be expected to have a Material Adverse Effect, whether individually or in the aggregate, there is no liability (contingent or otherwise) in connection with any release or threatened release of any hazardous substance or solid waste into the environment as a result of or with respect to the business, assets or operations of the Company or the Subsidiary.

(l)            Litigation.  There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as specifically disclosed in the SEC Reports, would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company, nor, to the Company’s Knowledge, any current director or executive officer thereof (in his or her capacity thereof), is or has been during the five-year period prior to the Closing Date the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been and, to the Company’s Knowledge, there is not pending or contemplated, any investigation by the Commission involving the Company or, to the Company’s Knowledge, any current or former director or executive officer of the Company (in his or her capacity as such).  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(m)          Employment Matters.  No material labor dispute exists or, to the Company’s Knowledge, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.  None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, the Company is not a party to a collective bargaining agreement, and the Company believes that its relationship with its employees is satisfactory.  No executive officer, to the Company’s Knowledge, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters.  To the Company’s Knowledge, the Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The consummation of the transactions contemplated by the Transaction Documents will not (i) entitle any current or former employee or other service provider of the Company or the Subsidiary to severance benefits or any other payment, compensation or benefit (including forgiveness of indebtedness), or (ii) accelerate the time of payment or vesting, or increase the amount of compensation or benefit due any such employee or service provider, alone or in conjunction with any other possible event (including termination of employment).

(n)           Compliance.  The Company is not (i)  in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) in violation of, or in receipt of notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(o)           Regulatory Permits.  The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the SEC Reports, except where the failure to possess such permits, individually or in the aggregate, has not and could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any such Material Permits.

(p)           Defensible Title to Properties.  For purposes of this Agreement, the term “Properties” shall mean all of the right, title and interest of the Company or the Subsidiary, as applicable, in and to all of the oil, gas and mineral leases described or referred to on Schedule 3.1(p), attached hereto and made a part hereof, the leasehold estates created thereby and any other real property interests described in Schedule 3.1(p), together with all the property and rights incident and appurtenant thereto, including without limitation the undivided interests in and to such Properties and the wells or units located thereon or applicable thereto set forth in Schedule 3.1(p).  The Company and the Subsidiary, as applicable, own Defensible Title (as hereinafter defined) in and to each of the Properties.  For purposes of this Agreement, the term “Defensible Title” means that, subject to and except for the Existing Encumbrances:

(i)            The Company and the Subsidiary, as applicable, (X) are entitled to receive not less than the net revenue interest set forth opposite each well or unit on Schedule 3.1(p) of all hydrocarbons produced, saved and marketed from each such well or unit, without reduction, suspension or termination of such interest throughout the duration of the life of such well or unit, except as specifically set forth on Schedule 3.1(p), and subject to (1) the effects of overriding royalty interests and similar payments out of production that burden the leasehold interest in such Property and that were in existence at the time of the acquisition of such Property by the Company or the Subsidiary or that were subsequently created pursuant to the terms of a valid agreement that was in effect prior to the time of acquisition of such Property by the Company or the Group Subsidiary, and (B) the effects of pooling or unitization, whether voluntary or involuntary, and (2) is obligated to bear the costs and expenses relating to the maintenance, development and operation of such well or unit not greater than the working interest set forth opposite such well or unit on Schedule 3.1(p), without increase throughout the duration of the life of such well or unit, except as specifically set forth on Schedule 3.1(p), and subject to the effects of pooling or unitization, whether voluntary or involuntary;

(ii)           All royalties, rentals, shut-in gas payments and other payments due with respect to such Property have been properly and timely paid, except for payments held in suspense for title or other reasons that are customary in the industry and that will not result in grounds for a cancellation of the rights of the Company or the Subsidiary in such Property;

(iii)          Neither the Company nor the Subsidiary is in default under the terms of any leases, farmout agreements or other contracts or agreements respecting such Property that could reasonably be expected to (W) interfere with the operation or use thereof, (X) result in a material diminution to the value thereof, (Y) prevent the Company or Subsidiary from receiving the proceeds of production attributable to their interest therein, or (Z) result in cancellation of the interest of the Company or the Subsidiary therein; and

(iv)          The title of the Company and the Subsidiary in such Property is free and clear of all liens, encumbrances and defects of any kind whatsoever.

(q)           Wells. Neither the Company nor the Subsidiary is an operator of the wells in which the Company or the Subsidiary has an interest in by virtue of its ownership of the Properties.  All of the wells in which the Company or the Subsidiary has an interest by virtue of its ownership of the Properties and for which the Company or the Subsidiary is not the operator thereof, to the knowledge of the Company, have been drilled and completed within the boundaries of such Property or within the limits otherwise permitted by contract, pooling or unit agreement, and by law; and, to the knowledge of the Company, all drilling and completion of such wells and all development and operations on such Property have been conducted in compliance in all material respects with all applicable Laws of any court or governmental agency.  No such well is subject to penalties on allowables because of any overproduction or any other violation of applicable applicable laws and regulatory rules or requirements of any court or governmental agency that would prevent such well from being entitled to its full legal and regular allowable from and after the Closing Date as prescribed by any court or Governmental Authority.

(r)            Leases.  With respect to the oil, gas and other mineral leases, unit agreements, pooling agreements, communitization agreements and other documents creating interests comprising the Properties, to the extent required: (i) such interests contain no limitations as to depths covered or substances to which such interests purport to apply; (ii) the Company and the Subsidiary have fulfilled all requirements for filings, certificates, disclosures of parties in interest, and other similar matters contained in (or otherwise applicable thereto by Law) such leases or other documents that the Company or the Subsidiary is required to fulfill and are fully qualified to own and hold all such leases or other interests; (iii) there are no obligations to engage in continuous development operations in order to maintain any such lease or other interest in force and effect for the areas and depths covered thereby; (iv) there are no provisions applicable to such leases or other documents that increase the royalty share of the lessor thereunder except as such increases are reflected in Schedule 3.1(p); and (v) upon the establishment and maintenance of production in commercial quantities, the leases and other interests, or that portion of the lease covered by unit created under a unit agreement or similar arrangement, are to be in full force and effect over the economic life of the Property involved and do not have terms fixed by a certain number of years.

(s)           Plugging and Abandonment Obligations.  To the Company’s Knowledge, there is no well located upon any Property owned by the Company the Subsidiary that the Company or the Subsidiary is currently obligated by law or contract to plug and abandon and that (whether individually or in the aggregate) would reasonably be expected to have a Material Adverse Effect.

(t)            Title to Assets.  Except for property that is specifically the subject of, and covered by, other representations and warranties as to ownership or title contained herein, the Company has good and marketable title in all personal property owned by it that is material to its business, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases of which the Company is in material compliance.

(u)           Intellectual Property.  The Company owns, possesses, licenses or has other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of its business as now conducted or as proposed to be conducted.  Except as set forth in the SEC Reports and except where such violations or infringements would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect, (a) there are no rights of third parties to any such Intellectual Property; (b) there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or threatened Action challenging the Company’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such Action; (d) there is no pending or threatened Action challenging the validity or scope of any such Intellectual Property; and (e) there is no pending or threatened Action that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such Action.

(v)           Insurance. The Company and the Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary and in accordance with sound business practice in the businesses and locations in which the Company is engaged.  The Company and the Subsidiary do not have any knowledge that they will be unable to renew their existing insurance coverage for the Company and the Subsidiary as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business without a significant increase in cost.  The Company and the Subsidiary have not received any notice or other communication from any such insurer canceling or materially amending any of such insurance policies, and no such cancellation is pending or threatened.

(w)          Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports or reported on a Form 3, 4 or 5 filed with the Commission, in either case at least ten days prior to the date hereof, and except as disclosed on Schedule 3.1(w), none of the executive officers, directors or employees of the Company is presently a party to any transaction with the Company (other than for ordinary course services as employees, executive officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such executive officer, director or employee or, to the Company’s Knowledge, any corporation, partnership, trust or other entity in which any such executive officer, director, or employee has a substantial interest or is an executive officer, director, trustee or partner.

(x)            Internal Accounting Controls.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(y)           Sarbanes-Oxley; Disclosure Controls.  The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002, and any and all applicable rules and regulations promulgated by the Commission thereunder, which are applicable to it as of the Closing Date.  The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

(z)            Certain Fees.  No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than the Placement Agents with respect to the offer and sale of the Securities.  Such Placement Agent fees and expenses are described on Schedule 3.1(z) hereto and are being paid by the Company. The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

(aa)         Private Placement.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents.  Other than each of the Purchasers (with respect to the Shares and the Warrant Shares), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.

(bb)         No Directed Selling Efforts or General Solicitation.  Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

(cc)         No Integrated Offering.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

(dd)         Investment Company          The Company is not, is not an Affiliate of or “controlled” by, and immediately following the Closing will not be or controlled by, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(ee)         Rights Agreements.  The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(ff)           Disclosure.  The Company confirms that neither it nor any of its executive officers or directors nor any other Person acting on its or their behalf has provided, and it has not authorized the Placement Agents to provide, any Purchaser with information that it believes constitutes or could reasonably be expected to constitute material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the Press Release as contemplated by Section 4.7 hereof. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company.  All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby furnished by the Company or authorized by the Company and furnished by the Placement Agents on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement) are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  No event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed, except for the announcement of this Agreement and related transactions.

(gg)         Off Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(hh)         No Additional Agreements.  The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents and there are no promises or inducements for future transactions by, among or between the Purchasers and any of their respective Affiliates, and the Company and any of its Affiliates.

(ii)           Use of Form S-3.  The Company meets the registration and transaction requirements for use of Form S-3 for the registration of the Shares and the Warrant Shares for resale by the Purchasers, subject to applicable limitations on the amount of securities that may be registered for resale without being deemed a primary offering by or on behalf of the Company under applicable guidelines of the Commission.

(jj)           Shell Company Status.  The Company is not on the date this representation is made, and at no time since its incorporation in the State of Delaware has been, a “shell company” (as defined in Rule 12b-2 under the Exchange Act).

(kk)         DTC Status.  The Company’s transfer agent is a participant in, and the Common Stock is eligible for transfer pursuant to, the DTC’s Fast Automated Securities Transfer Program.

(mm)       Stock Options.  With respect to stock options issued pursuant to the Company’s Equity Incentive Plan(s), (i) each stock option designated by the Company at the time of grant as an “incentive stock option” under Section 422 of the Code so qualifies, (ii) except as disclosed in the SEC Reports, including the financial statements included therein, each grant of a stock option was duly authorized no later than the date on which the grant of such stock option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, (iii) each such grant was made in accordance with the material terms of an Equity Incentive Plan, the Securities Act and all other applicable laws and regulatory rules or requirements, and (iv) each such grant was or has now been properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws, except, in the cases of clauses (i), (ii), (iii) and (iv), for any such failure, violation or default that would not be material to the Company and its subsidiaries taken as a whole.

3.2     Representations and Warranties of the Purchasers.  Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company and the Placement Agents as follows:

(a)           Organization; Authority.  If such Purchaser is not a natural person, (i) such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder, and (ii) the execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser.  Each of this Agreement, the Warrant and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)           Investment Intent.  Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares and, upon exercise of the Warrants, will acquire the Warrant Shares issuable upon exercise thereof as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities or Warrant Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, subject to the limitations set forth herein or in such securities laws.  Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity.  Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(c)           Purchaser Status.  At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises the Warrants it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(d)           General Solicitation.  Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.  Such Purchaser represents that it has a pre-existing relationship with one of the Placement Agents or with the Company.

(e)           Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f)            Access to Information.  Such Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in the Transaction Documents.

(g)           Certain Trading Activities.  Other than with respect to the transactions contemplated herein, since the time that such Purchaser was first contacted by the Company, the Placement Agents or any other Person regarding the transactions contemplated hereby, neither the Purchaser nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Securities, and (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). Notwithstanding the foregoing, in the case of a Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement.  Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(h)           Brokers and Finders.  Other than the Company’s obligations to the Placement Agents, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

(i)            Limited Ownership.  The purchase by such Purchaser of the Securities issuable to it at the Closing will not result in such Purchaser (individually or together with other Person with whom such Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.99% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred. Such Purchaser does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.99% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred.

(j)            Independent Investment Decision.  Such Purchaser has independently evaluated the merits of its decision to purchase the Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision.  Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice.  Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.  Such Purchaser understands that the Placement Agents have acted solely as the agent of the Company in this placement of the Securities and such Purchaser has not relied on the business or legal advice of the Placement Agents or any of their agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

(k)           Reliance on Exemptions.  Such Purchaser understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(l)            No Governmental Review.  Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(m)          Residency; Foreign Securities Laws.  Unless such Purchaser resides, in the case of individuals, or is headquartered or formed, in the case of entities, in the United States, such Purchaser acknowledges that the Company will not issue any Securities in compliance with the laws of any jurisdiction outside of the United States and the Company makes no representation or warranty that any Securities issued outside of the United States have been offered or sold in compliance with the laws of the jurisdiction into which such Shares were issued.  Any Purchaser not a resident of or formed in the United States warrants to the Company that no filing is required by the Company with any governmental authority in such Purchaser’s jurisdiction in connection with the transactions contemplated hereby.  If such Purchaser is domiciled or was formed outside of the United States, such Purchaser has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the acquisition of the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities.  If such Purchaser is domiciled or was formed outside the United States, such Purchaser’s acquisition of and payment for, and its continued ownership of the Securities, will not violate any applicable securities or other laws of his, her or its jurisdiction.

(n)           Acknowledgements Regarding Placement Agents.  Such Purchaser acknowledges that the Placement Agents are acting as the exclusive placement agents on a “best efforts” basis for the Securities being offered hereby and will be compensated by the Company for acting in such capacity.  Such Purchaser further acknowledges that the Placement Agents and their respective directors, officers, employees, representatives and controlling persons have no responsibility for making any independent investigation of the SEC Reports and make no representation or warranty to the Purchaser, express or implied, with respect to the Company or the Securities or the accuracy, completeness or adequacy of the SEC Reports or any other publicly available information, nor shall any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to the Purchaser.  In addition, such Purchaser acknowledges that it has not relied on information provided by any of such persons but has conducted its own investigation.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1           (a)           Compliance with Laws.  Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws.  In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, or (iii) to an Affiliate of a Purchaser, (iv) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and broker representation letters or an opinion of counsel, as appropriate) that the Securities may be sold pursuant to such rule) or Rule 144A, except as otherwise provided herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b)           Legends.  Certificates evidencing the Securities shall bear any legend as required by the “Blue Sky” laws of any applicable state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.1(c):

[WARRANT: NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [SHARES: THESE SECURITIES HAVE NOT BEEN REGISTERED] WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.

(c)           Removal of Legends.  The legend set forth in Section 4.1(b) above will be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the Securities Act, (ii) such Securities are sold or transferred pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company) or Rule 144A, or (iii) such Securities are eligible for sale under Rule 144 without application of the requirements of paragraph (c)(i) thereof.  The Company shall cause its counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Company’s transfer agent on the Effective Date.  If any portion of the Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, or if such Warrant Shares may be sold under Rule 144 without application of the requirements of paragraph (c)(i) thereof, then such Warrant Shares shall be issued free of all legends.  Following the Effective Date, or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than three (3) Business Days following the delivery by a Purchaser to the Company or the Transfer Agent (with notice to the Company) of (i) a legended certificate representing such Shares or Warrant Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) or (ii) an exercise notice in the manner stated in the Warrants to effect the exercise of such Warrant in accordance with its terms and an opinion of counsel to the extent required by Section 4.1(a), deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1(c).

(d)           Irrevocable Transfer Agent Instructions.  The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Purchaser or its respective nominee(s), for the Shares and the Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company in the form of Exhibit E attached hereto (the “Irrevocable Transfer Agent Instructions”).

(e)           Acknowledgement.  Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell any of the Securities or any interest therein without complying with the requirements of the Securities Act.  While a Registration Statement remains effective, each Purchaser hereunder may sell the shares in accordance with the plan of distribution contained in such Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available.  Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company at any time after the date any legend is removed pursuant to Section 4.1(c) hereof that no Registration Statement is effective or that the prospectus included in any such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Shares and Warrant Shares until such time as the Purchaser is notified by the Company that a Registration Statement is effective or such prospectus is compliant with Section 10 of the Exchange Act, unless such Purchaser is able to, and does, sell such Shares or Warrant Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act.

4.2     Reservation of Common Stock.  The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance from and after the Closing Date, no less than 100% of the number of shares of Common Stock issuable upon exercise of the Warrants issued at the Closing (without taking into account any limitations on exercise of the Warrants set forth in the Warrants).

4.3     Furnishing of Information.  In order to enable the Purchasers to sell the Securities under Rule 144, for a period of two years from the Closing, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  During such two year period, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares and Warrant Shares under Rule 144.

4.4           Reporting Status.  During the two year period from and after the Closing, the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act would otherwise permit such termination.

4.5           Form D and Blue Sky.  The Company agrees to file a Form D with respect to the sale of the Shares and Warrants as required under Regulation D.  The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Agents’ Representative on or prior to the Closing Date.  The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

4.6           No Integration.  The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.7     Securities Laws Disclosure; Publicity.  By 9:00 a.m. (New York City time) on the Business Day immediately following the execution of this Agreement, the Company shall issue a press release (the “Press Release”) reasonably acceptable to the Agents’ Representative disclosing all material terms of the transactions contemplated hereby; provided, however, that the Company agrees that it will not use the name of any Purchaser (or any of the funds or accounts managed by it or any of its affiliates, or any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof) in the Press Release without the prior written consent of such Purchaser.  On or prior to the fourth (4th) Business Day following the date of this Agreement, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement, the form of Warrant and the Registration Rights Agreement)) provided, however, that such press release, Form 8-K or other public disclosure shall not include the name of any of the Purchasers, unless the Purchaser has provided its prior written consent.  . Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company by press release as described in this Section 4.7, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). The parties acknowledge that from and after the issuance of the Press Release, no Purchaser shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, with respect to the transactions contemplated hereby that is not disclosed in the Press Release.  The Company shall not, and shall cause each of its Subsidiaries and each of their respective officers, directors, employees and agents, not to, provide any Purchaser with any such material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the Press Release without the express written consent of such Purchaser.

4.8           Listing of Securities.  If the Company applies to have its Common Stock or other securities listed on any other Trading Market than its Principal Trading Market, it shall include in such application the Shares and the Warrant Shares and will take such other action as is necessary to cause the Shares, and the Warrant Shares to be listed on such other Trading Market as promptly as practicable.

4.9           Use of Proceeds.  The Company intends to use the net proceeds from the sale of the Securities hereunder for working capital and general corporate purposes, including but not limited to acquisition of acreage and expenses relating to the development of drilling projects.

4.10   Sales and Confidentiality After the Date Hereof.  Such Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in any transactions in the securities of the Company (including, without limitation, any Short Sales) during the period from the date hereof until such time as (i) the transactions contemplated by this Agreement are first publicly announced in the Press Release as described in Section 4.7 or (ii) this Agreement is terminated in full pursuant to Section 6.15.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement.  Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.

4.11   Equal Treatment of Purchasers.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents.  For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Shares or otherwise.

4.12   Indemnification.  Subject to the provisions of this Section 4.12, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance).  If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company will have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party.  Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.  The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld; or (ii) to the extent that a loss, claim, damage or liability is attributable to (A) any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other

Transaction Documents, (B) any violations by the Purchaser of state or federal securities laws or (C) any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance.

4.13   Efforts to Satisfy Conditions; Further Assurances.  Each party shall use its commercially reasonable efforts to satisfy each of the conditions to be satisfied by it as provided in Article V of this Agreement.  Each of the parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.  Each such party shall use its reasonable efforts to fulfill or obtain the fulfillment of the conditions to the Closing as promptly as practicable.

ARTICLE V.

CONDITIONS PRECEDENT TO CLOSING

5.1     Conditions Precedent to the Obligations of the Purchasers to Purchase Securities.  The obligation of each Purchaser to acquire Shares and Warrants at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a)           Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects (except that representations and warranties that are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for representations and warranties that speak as of a specific date which shall be true and correct in all material respects as of such date;

(b)           Performance.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

(c)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d)           Consents.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities, all of which shall be and remain so long as necessary in full force and effect;

(e)           Adverse Changes.  Since the date of execution of this Agreement, no event or series of events shall have occurred that has resulted or reasonably could result in a Material Adverse Effect;

(f)            No Suspensions of Trading in Common Stock; Listing.  The Common Stock (i) shall be designated for quotation or listed on the Principal Trading Market and (ii) shall not have been suspended, as of the Closing Date, by the Commission or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, as of the Closing Date, either (A) in writing by the Commission or the Principal Trading Market or (B) by falling below the minimum listing maintenance requirements of the Principal Trading Market;

(g)           Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a);

(h)           Compliance Certificate.  The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a), (b), (c), (d), (e)  and (f); and

(i)            Termination.          This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.15 herein.

5.2     Conditions Precedent to the Obligations of the Company to Sell Securities.  The Company’s obligation to sell and issue the Shares and Warrants at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)           Representations and Warranties.  The representations and warranties made by the Purchasers in Section 3.2 hereof shall be true and correct in all material respects (except that representations and warranties that are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date which shall be true and correct in all material respects as of such date;

(b)           Performance.  The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date;

(c)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d)           Consents.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities, all of which shall be and remain so long as necessary in full force and effect;

(e)           Purchasers Deliverables.  Each Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b); and

(f)            Termination.  This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.15 herein.

ARTICLE VI.
MISCELLANEOUS

6.1     Fees and Expenses.  The Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all Transfer Agents’ fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers.

6.2     Entire Agreement.  The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.  At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3     Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:00 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 5:00 p.m. (New York City time) on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:	Voyager Oil & Gas, Inc.
2812 First Avenue North, Suite 506
Billings, MT 59101
Facsimile: 406.245.4914

With a copy (which shall not constitute notice hereunder) to:

Fredrikson & Byron, P.A.
200 South Sixth Street, Suite 4000
Minneapolis, MN 55401
Attention: Thomas F. Steichen, Esq.
Facsimile: 612.492.7000

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature page hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4     Amendments; Waivers; No Additional Consideration.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.  No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Securities.

6.5     Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6     Successors and Assigns.  The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns.  This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers.  Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with this Agreement and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers”.

6.7     No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except the Placement Agents are intended third party beneficiaries of Article III hereof and each Placement Agent may enforce the provisions of such sections of Article III directly against the parties with obligations thereunder.

6.8     Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.  Each party agrees that all Actions concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the Delaware Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Delaware Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any such Delaware Court, or that such Action has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  If either party shall commence a Action to endorse any provisions of a Transaction Document, then the prevailing party in such Action shall be reimbursed by the other party for its reasonable attorney’s fees and other reasonable costs and expenses incurred with the investigation preparation and prosecution of such Action.

6.9           Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.

6.10   Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or e-mail signature page were an original thereof.

6.11   Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12   Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is reasonably required by the Transfer Agent.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.  If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.13   Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

6.14   Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document.  The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions.  Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser. The Company’s obligations to each Purchaser under this Agreement are identical to its obligations to each other Purchaser other than such differences resulting solely from the number of Securities purchased by such Purchaser, but regardless of whether such obligations are memorialized herein or in another agreement between the Company and a Purchaser.

6.15   Termination. This Agreement may be terminated and the sale and purchase of the Shares and the Warrants abandoned at any time prior to the Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 p.m. (New York City time) on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 6.15 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.  Nothing in this Section 6.15 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.  In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Purchasers.  Upon a termination in accordance with this Section, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

VOYAGER OIL & GAS, INC.

By:	/s/ James Russell J.R. Reger
Name: James Russell (J.R.) Reger
Title: Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGES FOR PURCHASERS FOLLOW]

NAME OF PURCHASER:

By:
Name:
Title:

Purchase Price (Subscription Amount): $

Number of Shares to be acquired:
Underlying Shares subject to Warrant:
(50.0% of the number of Shares to be acquired)

Tax ID No. (or Social Security No., if a natural person):

Address for Notice:

Telephone No.:

Facsimile No.:

Attention:

EXHIBIT A

Form of Warrant

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE.  NEITHER SUCH WARRANTS NOR SUCH SECURITIES MAY BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT SUCH REGISTRATION, EXCEPT UPON DELIVERY TO THE COMPANY OF SUCH EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

Voyager Oil & Gas, Inc.

Warrant for the Purchase

of Shares of Common Stock

Warrant No. [ ]	Number of Shares: [ ]
(subject to adjustment)
Original Issue Date: [ ], 2011

FOR VALUE RECEIVED, VOYAGER OIL & GAS, INC., a Delaware corporation (the “Company”), hereby certifies that [                                    ], its designee or its permitted assigns (the “Holder”), is entitled to purchase from the Company, at any time or from time to time commencing on the date hereof and prior to 5:00 P.M., New York City time, on February       , 2016 [5 years from the closing of the offering] (the “Exercise Period”) up to [                    ] ([    ]) fully paid and non-assessable shares of common stock (subject to adjustment), $.001 par value per share, of the Company for $7.10 per share (subject to adjustment as provided herein) for an aggregate purchase price of $[                ].  Hereinafter, (i) said common stock, $.001 par value per share, of the Company, is referred to as the “Common Stock,” (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the “Warrant Shares,” (iii) the aggregate purchase price payable for the Warrant Shares purchasable hereunder is referred to as the “Aggregate Warrant Price,” and (iv) the price payable for each of the Warrant Shares is referred to as the “Exercise Price.”

This Warrant is one of a series of similar warrants issued pursuant to a Securities Purchase Agreement, dated February 1, 2011, by and among the Company and the Purchasers identified therein (the “Securities Purchase Agreement”).  All such warrants, including this Warrant and all warrants hereafter issued in exchange or substitution for this Warrant and such other similar warrants, are collectively referred to herein as the “Warrants.”  The Holder, together with the holders of all other Warrants, are collectively referred to herein as the “Holders,” and Holders of more than 50% of the outstanding Warrants are referred to as the “Majority of the Holders.”

1.             Exercise of Warrant.

(a)           At the Holder’s option, this Warrant may be exercised, in whole or in part, at any time or from time to time during the Exercise Period, by the Holder upon surrender of this Warrant (with the exercise notice attached as Appendix I hereto duly executed) at the address set forth in Section 8(a) hereof, together with (i) proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part, with payment for the Warrant Shares made by certified or official bank check payable to the order of the Company, or (ii) by indicating that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)), if then available under Section 1(d).

(b)           If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of Common Stock and the Holder is entitled to receive a new Warrant covering the Warrant Shares that have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares.

(c)           Upon surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.  The Company shall, upon request of the Holder and subsequent to the date on which a registration statement covering the resale of the Warrant Shares has been declared effective by the Securities and Exchange Commission, use its reasonable best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, if available.

(d)           Cashless Exercise.  Notwithstanding anything contained herein to the contrary, if a Registration Statement (as defined in the Registration Rights Agreement) covering the Warrant Shares that are the subject of an exercise notice is not then available for the resale of such Warrant Shares, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Warrant Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)

 B

For purposes of the foregoing formula:

A = the total number of shares with respect to which this Warrant is then being exercised.

B = the fair market value of one share of Common Stock as provided herein.

C = the exercise price for the applicable Warrant Shares at the time of such exercise.

For purposes of the above calculation, the “fair market value” of one share of Common Stock shall mean (i) the closing sale price of the shares of Common Stock (as reported by Bloomberg) on the date immediately preceding the date of the exercise notice or (ii) or, if there is no sales price for such period, the last sales price reported by Bloomberg for such period, or (iii) if neither of the foregoing applies, the last sales price of such security in the over-the-counter market on the pink sheets for such security as reported by Bloomberg, or if no sales price is so reported for such security, the last bid price of such security as reported by Bloomberg or (iv) if fair market value cannot be calculated as of such date on any of the foregoing bases, the fair market value shall be as determined by the Board of Directors of the Company in the exercise of its good faith judgment.

2.             Reservation of Warrant Shares.  The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

3.             Protection Against Dilution.

(a)           In case the Company shall hereafter (i) pay a dividend or make a distribution to any holder of its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Exercise Price shall be adjusted to be equal to a fraction, the numerator of which shall be the Aggregate Warrant Price and the denominator of which shall be the number of shares of Common Stock or other capital stock of the Company that the Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto.  An adjustment made pursuant to this Subsection 3(a) shall become effective immediately after the record date in the case of a dividend or distribution, and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b)           In case of (i) any merger or consolidation to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or (ii) any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or (iii) any statutory exchange of securities with, or tender offer by, another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), or (iv) reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 3(a) above), the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reclassification, consolidation, merger, statutory exchange, tender offer, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reclassification, consolidation, merger, statutory exchange, tender offer, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant.  The above provisions of this Section 3(b) shall similarly apply to successive reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances.  The Company shall require the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant to be responsible for all of the agreements and obligations of the Company hereunder.  Notice of any such reclassification, consolidation, merger, statutory exchange, tender offer, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants as soon as reasonably practicable prior to such event.  A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

(c)           All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.  Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

(d)           Whenever the Exercise Price is adjusted as provided in this Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 3, the Company shall promptly prepare a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such statement to be mailed to the Holders of the Warrants.

(e)           If the Board of Directors of the Company shall declare any dividend or other distribution with respect to the Common Stock other than a cash distribution out of earned surplus, the Company shall mail notice thereof to the Holders of the Warrants not less than 10 days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution.

(f)            If, as a result of an adjustment made pursuant to this Section 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Exercise Price between or among shares or such classes of capital stock or shares of Common Stock and other capital stock.

(g)           In case any event shall occur as to which the other provisions of this Section 3 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof then, in each such case, the Board of Directors of the Company shall in good faith determine the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Warrants.  Upon such determination, the Company will promptly mail a copy thereof to the Holder of this Warrant and shall make the adjustments described therein.

4.             Fully Paid Stock; Taxes.  The shares of the Common Stock represented by each and every certificate for Warrant Shares delivered upon the exercise of this Warrant shall at the time of such delivery, be duly authorized, validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal, and the Company will take all such actions as may be necessary to assure that the par value, if any, per share of the Common Stock is at all times equal to or less than the then Exercise Price.  The Company shall pay all documentary, stamp or similar taxes and other similar governmental charges that may be imposed with respect to the issuance or delivery of any Warrant Shares upon exercise of the Warrants (other than income taxes); provided, however, that if the Warrant Shares are to be delivered in a name other than the name of the Holder, no such delivery shall be made unless the person requesting the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

5.             Investment Intent; Limited Transferability.

(a)           The Holder represents that, by accepting this Warrant, it understands that this Warrant and any securities obtainable upon exercise of this Warrant have not been registered for sale under Federal or state securities laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws.  In the absence of an effective registration of such securities or an exemption therefrom, any certificates for such securities shall bear the legend set forth on the first page hereof.  The Holder understands that it must bear the economic risk of its investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws, unless an exemption from such registration is available.

(b)           The Holder, by its acceptance of this Warrant, represents to the Company that it is acquiring this Warrant and will acquire any securities obtainable upon exercise of this Warrant for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act.  The Holder agrees that this Warrant and any such securities will not be sold or otherwise transferred unless (i) a registration statement with respect to such transfer is effective under the Securities Act and any applicable state securities laws or (ii) such sale or transfer is made pursuant to one or more exemptions from the Securities Act.

(c)           In addition to the limitations set forth in Section 1, this Warrant may not be sold, transferred, assigned or hypothecated by the Holder except in compliance with the provisions of the Securities Act and the applicable state securities “blue sky” laws, and is so transferable only upon the books of the Company which it shall cause to be maintained for such purpose.  The Company may treat the registered Holder of this Warrant as such Holder appears on the Company’s books at any time as the Holder for all purposes.  The Company shall permit any Holder of a Warrant or its duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants.  All

Warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights of the holder thereof shall be identical to those of the Holder.

(d)           The Holder represents that, by accepting this Warrant, it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Warrants or the exercise of the Warrants; and (ii) the opportunity to request such additional information which the Company possesses or can acquire without unreasonable effort or expense.

(e)           The Holder represents that, by accepting this Warrant, it did not (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (ii) attend any seminar, meeting or investor or other conference whose attendees were, to such Holder’s knowledge, invited by any general solicitation or general advertising.

(f)            The Holder represents that, by accepting this Warrant, it is an “accredited investor” within the meaning of Regulation D under the Securities Act and that such Holder is acquiring the Warrants for its own account and not with a present view to, or for sale in connection with, any distribution thereof in violation of the registration requirements of the Securities Act, without prejudice, however, to such Holder’s right, subject to the provisions of the Securities Purchase Agreement, at all times to sell or otherwise dispose of all or any part of such Warrants and Warrant Shares.

(g)           Either by reason of such Holder’s business or financial experience or the business or financial experience of its professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate, finder or selling agent of the Company, directly or indirectly), such Holder represents that, by accepting this Warrant, it has the capacity to protect such Holder’s interests in connection with the transactions contemplated by this Warrant.

6.             Loss, etc., of Warrant.  Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

7.             Warrant Holder Not Stockholder.  This Warrant does not confer upon the Holder any right to vote on or consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, nor any other rights or liabilities as a stockholder, prior to the exercise hereof; this Warrant does, however, require certain notices to Holders as set forth herein.

8.             Communication.  No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

(a)           the Company at:

Voyager Oil & Gas, Inc.

2812 First Avenue North, Suite 506

6.16                                         Billings, MT 59101

Facsimile: 406.245.4914

or such other address as the Company has designated in writing to the Holder, or

(b)           the Holder at [             ], Attn: [                            ] or other such address as the Holder has designated in writing to the Company.

9.             Headings.  The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

10.           Applicable Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

11.           Amendment, Waiver, etc.  Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the Majority of the Holders. Notwithstanding the foregoing, (i) this Warrant may be amended and the observance of any term hereunder may be waived without the written consent of the Holder only in a manner which applies to all Warrants in the same fashion and (ii) the number of Warrant Shares subject to this Warrant, the Exercise Price, and the provisions of Sections 1, 2 and 13 hereof, may not be amended, and the right to exercise this Warrant may not be waived, without the written consent of the Holder (it being agreed that an amendment to or waiver under any of the provisions of Section 3 of this Warrant shall not be considered an amendment of the number of Warrant Shares or the Exercise Price).  The Company shall give prompt written notice to the Holder of any amendment hereof or waiver hereunder that was effected without such Holder’s written consent.  No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

*****remainder of page intentionally left blank—signature page to follow*****

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed this [          ] day of [               ], 2011.

VOYAGER OIL & GAS, INC.

By:
Name:
Title:

APPENDIX I

Form of Exercise Notice

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrants)

To:         Voyager Oil & Gas, Inc.

2812 First Avenue North, Suite 506

Billings, MT 59101

(1)           The undersigned is the Holder of Warrant No.                      (the “Warrant”) issued by Voyager Oil & Gas, Inc. a Delaware corporation (the “Company”).  Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2)           The undersigned hereby exercises its right to purchase                      Warrant Shares pursuant to the Warrant.

(3)           The Holder elects to (indicate one of the following):

(i)            pay the sum of $               in immediately available funds to the Company in accordance with the terms of the Warrant;

(ii)           effectuate a “Cashless Exercise” in accordance with the terms of the Warrant.

(4)           Pursuant to this Exercise Notice, the Company shall deliver to the Holder                            Warrant Shares in accordance with the terms of the Warrant.

(5)           [INCLUDE ONLY IF WARRANT CONTAINS BLOCKER PROVISION AT THE REQUEST OF THE PURCHASER.] [By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby, the Holder will not beneficially own in excess of the number of shares of Common Stock (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 11 of this Warrant to which this notice relates.]

Dated:                              ,

Name of Holder:

By:
Name:
Title:
(Signature must conform in all respects to name of
Holder as specified on the face of the Warrant)

ARTICLE VII.ASSIGNMENT

FOR VALUE RECEIVED                                hereby sells, assigns and transfers unto                                          the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint                                           , attorney, to transfer said Warrant on the books of Voyager Oil & Gas, Inc.

Dated: , 20	Name of Holder:

By:
Name:
Title:
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

ARTICLE VIII.PARTIAL ASSIGNMENT

FOR VALUE RECEIVED                                hereby assigns and transfers unto                                          the right to purchase                shares of Common Stock, par value $.001 per share, of Voyager Oil & Gas, Inc. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint                                         , attorney, to transfer such part of said Warrant on the books of the Company.

Dated: , 20	Name of Holder:

By:
Name:
Title:
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

EXHIBIT B

Form of Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of February       , 2011 (the “Effective Date”) among Voyager Oil & Gas, Inc., a Delaware corporation (the “Company”), [the parties set forth Exhibit A hereto] or [each purchaser identified on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”).

R E C I T A L S:

The Purchasers have purchased units from the Company (each, a “Unit”), with each Unit consisting of one share of Common Stock and one-half of a warrant exercisable for one share of Common Stock, pursuant to Securities Purchase Agreements (each, a “Securities Purchase Agreement” and collectively, the “Securities Purchase Agreements”) by and between the Company and each Purchaser.

The Company and the Purchasers desire to set forth the registration rights to be granted by the Company to the Purchasers.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein, in the Securities Purchase Agreements, or otherwise, the parties mutually agree as follows:

A G R E E M E N T:

1.             Certain Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

“Approved Market” means the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the New York Stock Exchange, Inc., the NYSE Amex Equities Exchange, or the OTC Bulletin Board.

“Blackout Period” means, with respect to a registration, a period in each case commencing on the day immediately after the Company notifies the Purchasers and Canaccord that they are required, pursuant to Section 4(f), to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its Board of Directors based on the advice of counsel, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company’s control of any required financial statements, disclosure of material, nonpublic information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such registration statement, if any, would be seriously detrimental to the Company and its shareholders and ending on the earlier of (1) the date upon which the material non-public information commencing the Blackout Period is disclosed to the public or ceases to be material and (2) such time as the Company notifies the selling Holders that the Company will no longer delay such filing of the Registration Statement, recommence taking steps to make such Registration Statement effective, or allow sales pursuant to such Registration Statement to resume; provided, however, that (a) the Company shall limit its use of Blackout Periods, in the aggregate, to 60

Trading Days in any 12-month period (which need not be consecutive) and (b) no Blackout Period may commence sooner than 10 days after the end of a prior Blackout Period.

“Business Day” means any day of the year, other than a Saturday, Sunday, or other day on which the Commission is required or authorized to close.

“Closing Date” means February       , 2011, or such other time as is mutually agreed between the Company and the Purchasers for the closing of the sale referred to in the recitals above.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, $0.001 par value per share, of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization, or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization, or sale, the Company or the stockholders of the Company own equity securities having in the aggregate more than 50% of the total voting power of such other corporation.

“Equity Securities” means (i) any Common Stock, (ii) any security convertible, with or without consideration, into any Common Stock (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, or (iv) any such warrant or right.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Family Member” means (a) with respect to any individual, such individual’s spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership, or limited liability company all of the equity interests of which are owned by those above described individuals, trusts, or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

“Form S-3” mean such form under the Securities Act as in effect on the date hereof.

“Holder” means each Purchaser, or any successor or Permitted Assignee of a Purchaser, who acquire rights in accordance with this Agreement with respect to the Registrable Securities directly or indirectly from a Purchaser, including from any Permitted Assignee.

“Inspector” means any attorney, accountant, or other agent retained by a Purchaser for the purposes provided in Section 4(j).

“Offering Price” means the price per Unit at which the Units have been sold to the Purchasers pursuant to the Securities Purchase Agreements.

“Permitted Assignee” means (a) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (b) with respect to a corporation, its shareholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (d) with respect to an individual party, any Family Member of such party, (e) an entity that is controlled by, controls, or is under common control with a transferor, (f) with respect to an investment adviser, any client over which such adviser exercises investment discretion , or (g) a party to this Agreement.

The terms “register,” “registered,” and “registration” refers to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means the Shares and Warrant Shares excluding (A) any Registrable Securities that have been publicly sold or may be publicly sold immediately without registration under the Securities Act either pursuant to Rule 144(b) of the Securities Act or otherwise; (B) any Registrable Securities sold by a person in a transaction pursuant to a registration statement filed under the Securities Act; or (C) any Registrable Securities that are at the time subject to an effective registration statement under the Securities Act.

“Registration Default Date” means the date which is the earlier of: (i) the 60th calendar day following the Closing Date; provided, that, if the Commission reviews and has written comments to the filed Registration Statement, then the Registration Default Date under this clause (i) shall be the 90th calendar day following the Closing Date, and (ii) the fifth (5th) Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments and the effectiveness of the Registration Statement may be accelerated; provided, however, that in either case if the Registration Default Date falls on a Saturday, Sunday or other day that the Commission is closed for business, the Registration Default Date shall be extended to the next business day on which the Commission is open for business.

“Registration Default Period” means the period following the Registration Default Date during which any Registration Event occurs and is continuing.

“Registration Event” means the occurrence of any of the following events:

(a)           the Registration Statement covering Registrable Securities is not declared effective by the Commission on or before the Registration Default Date;

(b)           after the SEC Effective Date, sales cannot be made pursuant to the Registration Statement for any reason (including without limitation by reason of a stop order, the Company’s failure to update the Registration Statement, or for Blackout Periods that extend beyond the time and frequency permitted) but excluding the inability of any Holder to sell the Registrable Securities covered thereby due to market conditions or as excused pursuant to Section 3(a) or for the reasons specified in clause (c); or

(c)           the Common Stock generally or the Registrable Securities specifically are not listed or included for quotation on an Approved Market, or trading of the Common Stock is suspended or halted on the Approved Market, which at the time constitutes the principal market for the Common Stock, for more than ten full, consecutive Trading Days; provided, however, a Registration Event shall not be deemed to occur if all or substantially all trading in equity securities (including the Common Stock) is suspended or halted on the Approved Market for any length of time.

“Registration Statement” means the registration statement required to be filed by the Company pursuant to Section 3(a).

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“SEC Effective Date” means the date the Registration Statement is declared effective by the Commission.

“Shares” means the Company’s Common Stock sold to the Holders pursuant to the Securities Purchase Agreements.

“Trading Day” means a day on which the Approved Market is open for general trading of securities.

“Warrant Shares” means the shares of Common Stock underlying a warrant.

2.             Term.  This Agreement shall continue in full force and effect for a period of two (2) years from the Effective Date, unless terminated sooner hereunder.

3.             Registration.

(a)           Registration on Form S-3.  On or prior to the 30th calendar day following the Closing Date, the Company shall file with the Commission a shelf registration statement on Form S-3, or, if unavailable, Form S-1 relating to the resale by the Holders of all of the Registrable Securities; provided, however, that if the 30th calendar day following the Closing Date falls on a Saturday, Sunday or other day that the Commission is closed for business, such deadline shall be extended to the next business day on which the Commission is open for business.  provided, further,, that the Company shall not be obligated to effect any such registration, qualification, or compliance pursuant to this Section 3(a), or keep such registration effective pursuant to Section 4: (i) in any particular jurisdiction in which the Company would be required to qualify to do business as a foreign corporation or as a dealer in securities under the securities or blue sky laws of such jurisdiction or to execute a general consent to service of process in effecting such registration, qualification, or compliance, in each case where it has not already done so; or (ii) during any Blackout Period.

(b)           Failure to File and Keep Effective the Registration Statement. If a Registration Event occurs at any time during the term of this Agreement, then the Company will make payments to each Purchaser as partial liquidated damages for the minimum amount of damages to the Purchaser by reason thereof, and not as a penalty, at a rate equal to one percent (1.0%) of the Offering Price per Unit held by such Purchaser per month, for each calendar month of the Registration Default Period (pro rated for any period less than 30 days). Each such payment shall be due and payable within five days after the end of each calendar month of the Registration Default Period until the termination of the Registration Default Period and within five days after such termination.  Such payments shall be in partial compensation to the Purchaser, and shall not constitute the Purchaser’s exclusive remedy for such events.  The Registration Default Period shall terminate upon (i) the SEC Effective Date in the case of clause (a) of the definition of “Registration Event,” (ii) the ability of the Purchaser to effect sales pursuant to the Registration Statement in the case of clause (b) of the definition of “Registration Event,” and (iii) the listing or inclusion and/or trading of the Common Stock on an Approved Market, as the case may be, in the case of clause (c) of the definition of “Registration Event.” The amounts payable as partial liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States.  Amounts payable as partial liquidated damages to each Purchaser hereunder with respect to each share of Registrable Securities shall cease when the Purchaser no longer holds such share of Registrable Securities.

4.             Registration Procedures.  With respect to any registration statement filed pursuant to Section 3, the Company will use its commercially reasonable efforts to:

(a)           prepare and file with the Commission with respect to such Registrable Securities, a registration statement on Form S-3, or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended method(s) of distribution thereof, and use its commercially reasonable efforts to cause such registration statement to become effective as soon as possible and remain effective at least for a period ending with the first to occur of (i) the sale of all Registrable Securities covered by the registration statement, or (ii) two years after the Closing Date (in each case, the “Effectiveness Period”); provided that no later than two business days before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto, the Company shall (i) furnish to (A) one special counsel (“Holders’ Counsel”) selected by a majority of the Holders for the benefit of the Holders, copies of all such documents proposed to be filed (excluding any exhibits other than applicable underwriting documents), in substantially the form proposed to be filed, which documents shall be subject to the review of such Holders’ Counsel, and (ii) notify each Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered. Each Holder, severally and not jointly agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Exhibit B or such other form as reasonably acceptable to the Company (a “Selling Holder Questionnaire”) not more than ten Trading Days after the Closing Date;

(b)           if a registration statement is subject to review by the Commission, promptly respond to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission;

(c)           prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective during the Effectiveness Period (but in any event at least until expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174, or any successor thereto, thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method(s) of disposition by the sellers thereof set forth in such registration statement;

(d)           upon request by a Holder of Registrable Securities covered by such registration statement, furnish, without charge, to such Holder (i) one copy of such registration statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto and the prospectus included in such registration statement (including each preliminary prospectus and any other prospectus filed under Rule 424 under the Securities Act); provided the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system, and (ii) the Company hereby consents to the use of such prospectus and each amendment or supplement thereto by each of the Holders in accordance with applicable laws and regulations in connection with the offering and sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto;

(e)           register or qualify such Registrable Securities under such other applicable securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by such registration statement reasonably requests as may be necessary for the marketability of the Registrable Securities within the United States (such request to be made by the time the applicable registration statement is deemed effective by the Commission) and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

(f)            as promptly as practicable after becoming aware of such event, notify each Holder of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event which comes to the Company’s attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period;

(g)           comply, and continue to comply during the period that such registration statement is effective under the Securities Act, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such registration statement, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the SEC Effective Date, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

(h)           as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

(i)            permit the Holders of Registrable Securities being included in the Registration Statement and their legal counsel, at such Holder’s sole cost and expense (except as otherwise specifically provided in Section 6) to review and have a reasonable opportunity to comment on the Registration Statement and all amendments and supplements thereto at least two Business Days prior to their filing with the Commission;

(j)            make available for inspection by any Holder and any Inspector retained by such Holder, at such Holder’s sole expense, all records as shall be reasonably necessary to enable such Holder to exercise its due diligence responsibility, and cause the Company’s officers, directors, and employees to supply all information which such Holder or any Inspector may reasonably request for purposes of such due diligence; provided, however, that such Holder shall hold in confidence and shall not make any disclosure of any information which the Company determines in good faith to be confidential, and of which determination such Holder is so notified at the time such Holder receives such information, unless (i) the disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement and a reasonable time prior to such disclosure the Holder shall have informed the Company of the need to so correct such misstatement or omission and the Company shall have failed to correct such misstatement of omission, (ii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iii) the information has been made generally available to the public other than by disclosure in violation of this agreement.  The Company shall not be required to disclose any confidential information to any Inspector until and unless such Inspector shall have entered into a confidentiality agreement with the Company with respect thereto, substantially in the form of this Section 4(j).  Each Holder agrees that it shall, upon learning that disclosure of such information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential.  The Company shall hold in confidence and shall not make any disclosure of information concerning a Holder provided to the Company pursuant to this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) disclosure of such information to the Staff of the Division of Corporation Finance is necessary to respond to comments raised by the Staff in its review of the Registration Statement, (iii) disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (iv) release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (v) such information has been made generally available to the public other than by disclosure in violation of this agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder and allow such Holder, at such Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information. The Company further agrees that it shall not disclose, in any manner whatsoever, the name of any of the Purchasers, unless the Purchaser has provided its prior written consent;;

(k)           use its commercially reasonable efforts to cause all the Registrable Securities covered by the Registration Statement to be listed or quoted on the principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

(l)            provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities at all times;

(m)          cooperate with the Holders of Registrable Securities being offered pursuant to the Registration Statement to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the Holders may reasonably request and registered in such names as the Holders may request; and

(n)           take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

5.             Suspension of Offers and Sales.  Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f) hereof or of the commencement of an Blackout Period of, such Holder shall discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof or notice of the end of the Blackout Period, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.  In the event the Company shall give any such notice, the period mentioned in Section 4(a)(iii) hereof shall be extended by the greater of (i) ten business days or (ii) the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(f) hereof to and including the date when each Holder of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof.

6.             Registration Expenses.  The Company shall pay all expenses in connection with any registration, including, without limitation, all registration, filing, stock exchange and FINRA fees, printing expenses, all fees and expenses of complying with securities or blue sky laws, and the fees and disbursements of counsel for the Company and of its independent accountants; provided that, in any underwritten registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. In no event shall the Company shall be responsible for any broker or similar commissions or any legal or accounting fees or other costs of the Holders.

7.             Assignment of Rights. No Holder may assign its rights under this Agreement to any party without the prior written consent of the Company; provided, however, that a Holder may assign its rights under this Agreement without such restrictions to a Permitted Assignee as long as (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

8.             Information by Holder.  The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing.

9.             Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

10.           Indemnification.

(a)           In the event of the offer and sale of Registrable Securities held by Holders under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, employees, agents, members, stockholders, representatives, affiliates, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, actions or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner, or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such shares were registered under the Securities Act, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse the Holder, and each such director, officer, partner, underwriter, and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending, or settling any such loss, claim, damage, liability, action, or proceeding; provided that the foregoing shall not apply to, and the Company shall not be liable, in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof), or expense arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment, or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Holder specifically stating that it is for use in the preparation thereof, (ii) provided that the Company has complied with its obligations hereunder to furnish such Holder with copies of the applicable prospectus, if the person asserting any such loss, claim, damage, or liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder or underwriter to so provide such amended preliminary or final prospectus and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented), or (iii) provided that the plan of distribution mechanics described in the applicable prospectus are, in form and substance, reasonable and customary for transactions of this type, to the extent that the Holders failed to comply with the terms of such plan of distribution mechanics. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter, or controlling person and shall survive the transfer of such shares by the Holder.

(b)           As a condition to including any Registrable Securities to be offered by a Holder in any registration statement filed pursuant to this Agreement, each such Holder agrees to be bound by the terms of this Section 10 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement, and any controlling person within the meaning of the Securities Act of any such underwriter or other Holder, against any losses, claims, damages, or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information about such Holder as a Holder of the Company furnished to the Company, (ii) provided that the Company has complied with its obligations hereunder to furnish such Holder with copies of the applicable prospectus, if the person asserting any such loss, claim, damage, or liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder or underwriter to so provide such amended preliminary or final prospectus and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented), or (iii) provided that the plan of distribution mechanics described in the applicable prospectus are, in form and substance, reasonable and customary for transactions of this type, to the extent that the Holders failed to comply with the terms of such plan of distribution mechanics. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter, or controlling person and shall survive the transfer of such shares by the Holder, and such Holder shall reimburse the Company, and each such director, officer, legal counsel and accountants, underwriter, other Holder, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling and such loss, claim, damage, liability, action, or proceeding; provided, however, that such indemnity agreement found in this Section 10(b) shall in no event exceed the gross proceeds from the offering received by such Holder.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, or controlling person and shall survive the transfer by any Holder of such shares.

(c)           Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 10(a) or (b) hereof (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 10(a) or (b) hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation.  Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent.  No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

(d)           In the event that an indemnifying party does or is not permitted to assume the defense of an action pursuant to Section 10(c) or in the case of the expense reimbursement obligation set forth in Section 10(a) and (b), the indemnification required by Section 10(a) and (b) hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred.

(e)           If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations.  No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

(f)            Other Indemnification.  Indemnification similar to that specified in the preceding subsections of this Section 10 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

11.           Miscellaneous.

(a)           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the United States of America, both substantive and remedial. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the state and federal courts located in the State of Delaware, and by its execution and delivery of this agreement each party to this Agreement accepts the jurisdiction of such courts. The foregoing consent to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement.

(b)           Successors and Assigns.  Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, Permitted Assigns, executors, and administrators of the parties hereto.  In the event the Company merges with, or is otherwise acquired by, a direct or indirect subsidiary of a publicly traded company, the Company shall condition the merger or acquisition on the assumption by such parent company of the Company’s obligations under this Agreement.

(c)           Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

(d)           Notices, etc. All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

If to the Company:	Voyager Oil & Gas, Inc.
2812 1st Avenue North, Suite 506
Billings, Montana 58101
Attention: Mitchell Thompson, Chief Financial Officer
Telephone: (406) 245-4901
Facsimile: (406) 245-4914
E-mail: mitch.thompson@voyageroil.com

With copy to:	Fredrickson & Byron, P.A.
200 Sought Sixth Street, Suite 4000
Minneapolis, Minnesota 55402
Attention: Thomas F. Steichen, Esq.
Telephone: (612) 492-7000
Facsimile: (612) 492-7077
E-mail: tsteichen@fredlaw.com

If to the Purchasers:	To each Purchaser at the address
set forth on Exhibit A

with a copy to:	Canaccord Genuity Inc.
Wells Fargo Plaza
1000 Louisiana, 71st Floor
Houston, Texas 77002
Attention: Christian Gibson
Telephone: (713) 331-9901
Facsimile: (713) 353-4227
E-mail: cgibson@canaccordgenuity.com

or at such other address as any party shall have furnished to the other parties in writing.

(e)           Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to any Holder of any Registrable Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power, or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent, or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(f)            Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(g)           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

(h)           Severability. In the case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(i)            Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the holders of a majority of the number of shares of Registrable Securities outstanding as of the date of such amendment or waiver. The Purchasers acknowledge that by the operation of this Section 12(i), the holders of a majority of the outstanding Registrable Securities may have the right and power to diminish or eliminate all rights of the Purchasers under this Agreement.

(j)            Limitation on Subsequent Registration Rights. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the Registrable Shares then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to those granted to the Holder hereunder.

(k)           Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature Page Follows]

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

VOYAGER OIL & GAS, INC.

By:
Name:
Title:

HOLDERS:

By:
Name:
Title: